UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2021

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series W, $0.01 par value	PSBPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Stock, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Stock, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Four proposals were submitted to PS Business Parks, Inc. (the “Company”) common shareholders for a vote at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) held on April 20, 2021. The third proposal was also submitted to the Company’s preferred shareholders, voting separately as a single class, at the Annual Meeting.

The four proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 19, 2021. The final results for the common shareholder votes for each proposal are set forth below.

1.

The common shareholders elected nine directors to the Board of Directors to hold office until the 2022 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Withheld	Broker Non-Votes
Ronald L. Havner, Jr.	24,593,169	1,535,780	302,361
Maria R. Hawthorne	25,498,851	630,098	302,361
Jennifer Holden Dunbar	25,969,373	159,576	302,361
Kristy M. Pipes	26,080,153	48,796	302,361
Gary E. Pruitt	26,094,920	34,029	302,361
Robert S. Rollo	26,059,389	69,560	302,361
Joseph D. Russell, Jr.	26,023,971	104,978	302,361
Peter Schultz	26,095,471	33,478	302,361
Stephen W. Wilson	26,084,271	44,678	302,361

2.	The common shareholders approved the advisory vote to approve the compensation of named executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,532,136	576,988	19,825	302,361

3.	The common shareholders approved the reincorporation of the Company from the State of California to the State of Maryland as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,016,837	91,612	20,500	302,361

4.	The common shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 as follows:

Votes For	Votes Against	Abstain
26,004,565	409,027	17,718

The meeting has been adjourned until Tuesday, May 4, 2021 at 11:00 a.m. PT at the Company’s corporate headquarters at 701 Western Avenue, Glendale, California 91201, solely with respect to the continuing consideration of preferred shareholders of the proposal to reincorporate the Company from the State of California to the State of Maryland.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

	By:	/s/ Jeffrey D. Hedges
Date: April 26, 2021		Jeffrey D. Hedges Chief Financial Officer